                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.  )

               Filed by the Registrant                      [X]
               Filed by a Party other than the Registrant   [_]

               [X]  Preliminary Proxy Statement
               [_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)
               [_]  Definitive Proxy Statement
               [_]  Definitive Additional materials
               [_] Soliciting Material Pursuant to (S) 240.14a-l l(c) or (S) 240.14a-12

                          IAI INVESTMENT FUNDS I, INC.
                          ----------------------------
                (Name of Registrant as Specified in its Charter)

                                Steven G. Lentz
                           Investment Advisers, Inc.
                             3700 First Bank Place
                              Minneapolis MN 55402
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-l l(c)(l)(ii), 14a~(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rule 14a~(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     ___________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 *-/:
     ___________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________
     *-/ Set forth the amount on which the filing fee is calculated and state how it was determined.

(5)  Total fee paid:
     ___________________________________________________________________________
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-l l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
     __________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:
     __________________________________________________________________________

(3)  Filing Party:
     __________________________________________________________________________

(4)  Date Filed:
     ___________________________________________________________________________

                              [PRELIMINARY COPY]

                         IAI INVESTMENT FUNDS I, INC.
                      3700 First Bank Place, P.O. Box 357
                       Minneapolis, Minnesota 55440-0357
                        (612) 376-2700; (800) 945-3863

            NOTICE OF SPECIAL SHAREHOLDERS' MEETING: MARCH 21, 1996

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of IAI Investment Funds I, Inc., on behalf of its portfolio known as IAI Institutional Bond Fund (the "Corporation" or "Fund", as appropriate), will be held at the Crowne Plaza Northstar Hotel, 618 Second Avenue South, Minneapolis, Minnesota, at 10:00 a.m. Central Standard Time, for the following purposes:

     1.   To re-elect the directors of the Corporation.

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Corporation for the Fund's current fiscal year.

     3. To ratify the current Investment Advisory and Administrative Agreement between the Fund and Investment Advisers, Inc.

     Shareholders of record on February 7, 1996 are the only persons entitled to notice of and to vote at the meeting. Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE FURTHER SOLICITATION EXPENSE. There is enclosed with the proxy an addressed envelope for which no postage is required.

Dated: February 20, 1996                    William C. Joas, Secretary

                              [PRELIMINARY COPY]

                         IAI INVESTMENT FUNDS I, INC.
                      3700 First Bank Place, P.O. Box 357
                       Minneapolis, Minnesota 55440-0357
                        (612) 376-2700; (800) 945-3863

            JOINT SPECIAL MEETING OF SHAREHOLDERS -- MARCH 21, 1996

     The enclosed Proxy is solicited by the Board of Directors of the above-referenced registered investment company (the "Corporation") in connection with a special meeting of shareholders to be held on Thursday, March 21, 1996, at the Crowne Plaza Northstar Hotel, 618 Second Avenue South, Minneapolis, Minnesota, at 10:00 a.m. Central Standard Time, and any adjournments thereof. The shares of the capital stock of the Corporation entitled to vote at the meeting are issued in a series known as IAI Institutional Bond Fund (the "Fund"). As of February 7, 1996, the Fund had ________________ outstanding shares. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement will be paid by Investment Advisers, Inc. ("IAI"), the investment adviser and manager of each Fund, and Lloyds TSB Group plc, IAI's ultimate corporate parent. Such mailing occurred on approximately February 20, 1996. In addition to being the Fund's investment adviser, IAI also provides the Fund with significant administrative and business management services. IAI's address is 3700 First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55440. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. To request such materials, please call the Fund at 1-800-943-3863.

     A Proxy may be revoked before the meeting by giving written notice of revocation in person or by mail to the Secretary of the Fund or at the meeting prior to voting. Unless revoked, properly executed Proxies on which choices are not specified by the shareholder will be voted as indicated in this Proxy Statement in accordance with the recommendation of management. In instances where choices are specified in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with the shareholder's choices.

     Common shares represent the only class of securities of the Fund. Only shareholders of record on February 7, 1996, as set forth above, may vote at the meeting or any adjournments thereof. Each shareholder is entitled to one vote for each share held. In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Special meeting of Shareholders for the Fund are not received by March 21, 1996, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of Proxies. Any adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournment if they are instructed (by a majority of the shares represented in person or by Proxy) to vote for the proposals set forth in the Notice of Meeting for which adjournment has been proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by Proxy) to vote against such proposals. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote against such proposal. Under the Rules of the New York Stock Exchange, Proposals 3 is considered a "nondiscretionary" proposal; therefore, brokers who hold Fund shares in street name for customers are not authorized to vote on those proposals on behalf of any customer who has not furnished the broker with specific voting instructions as to such proposal. Such "broker non-votes" will not be counted as present for purposes of calculating the vote with respect to the nondiscretionary proposals.

                                SHARE OWNERSHIP

     Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owns more than 5% of the Fund's outstanding shares as of February 7, 1996. Individual directors and the Fund officers and directors as a group own less than 1% of the Fund's outstanding shares.


     NAME OF BENEFICIAL OWNER     SHARES BENEFICIALLY OWNED     PERCENT OF OUTSTANDING SHARES
     ------------------------     -------------------------     -----------------------------

[insert]                                   [insert]                       [insert]


                      PROPOSAL 1: RE-ELECTION OF DIRECTORS

         At the meeting, the shareholders of the Corporation will be asked to re-elect the members of the Corporation's Board of Directors (the "Directors"). The Corporation's Bylaws provide that the number of directors may be established by the shareholders. The Directors recommend that there be seven directors.
It is intended that the enclosed Proxy will be voted for the re-election of the seven persons named below, all of whom have served as Directors since the Fund's
inception, unless such authority has been withheld in the Proxy.   The term of
office of each person elected will be until the next meeting of shareholders where directors are elected or until his or her successor is duly elected and shall qualify. In accordance with each Corporation's Bylaws, management currently does not intend to hold annual or periodically scheduled regular meetings of shareholders. Information regarding each nominee is set forth following his or her name below.

--------------------------------------------------------------------------------
NAME                         AGE               PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Madeline Betsch               53  Executive Vice President of CME-KHBB
                                  Advertising until 1994; currently retired.
--------------------------------------------------------------------------------
W. William Hodgson            71  Information Manager of North Central, Home
                                  Office of the Prudential Insurance Company of
                                  America until retirement in 1984.
--------------------------------------------------------------------------------
George R. Long                65  Chairman of Mayfield Corp. (financial
                                  consultants and venture capitalists);
                                  Director of Black Hawk Holdings, Inc.
--------------------------------------------------------------------------------
Noel P. Rahn*                 57  Chief Executive Officer and Director of IAI;
                                  Chairman of the Board of the nineteen IAI
                                  Funds (including the new IAI Capital
                                  Appreciation Fund).
--------------------------------------------------------------------------------
Richard E. Struthers*         43  Executive Vice President of IAI; President
                                  and Director of the nineteen IAI Funds
                                  (including the new IAI Capital Appreciation
                                  Fund).
--------------------------------------------------------------------------------
J. Peter Thompson             64  Grain farmer since 1974; prior thereto Senior
                                  Vice President and General Partner of Paine,
                                  Webber, Jackson & Curtis, Inc. (diversified
                                  financial services concern);  Director of
                                  State Bank of Windom, Windom, Minnesota since
                                  1981.
--------------------------------------------------------------------------------
Charles H. Withers            69  Editor of Rochester Post-Bulletin, Rochester,
                                  Minnesota, from 1960 through March 1980;
                                  consultant to such newspaper through 1990;
                                  currently retired.
--------------------------------------------------------------------------------

* Denotes directors who are "interested persons" (as defined by the Investment Company Act of 1940, as amended) of a Corporation and IAI. Messrs. Rahn and Struthers are interested persons because of their employment with IAI.

     Each of the nominees was nominated by Directors who are not interested persons, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of a Corporation or IAI ("disinterested directors"), and each has agreed to serve as a Director. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the disinterested directors. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the re-election of each Director.

     The Corporation has an Audit Committee whose members are selected annually by the full Board of Directors. The Audit Committee is comprised of disinterested directors Madeline Betsch, William Hodgson, and J. Peter Thompson. The Audit Committee recommends annually to the Directors a firm of independent certified public accountants to audit the books and records of each Corporation for the ensuing year; monitors that firm's performance; reviews with the firm the scope and results of each audit and determines the need, if any, to extend audit procedures; confers with the firm and representatives of a Corporation on matters concerning a Corporation's financial statements and reports; evaluates the independence of the firm; reviews procedures to safeguard portfolio securities; reviews a Corporation's purchase from the firm of non-audit services; reviews fees paid to the firm; and facilitates communication. The Corporations do not have a standing compensation committee or a standing nominating committee.

     For the most recent fiscal year, the Directors of the Fund met five times and the Audit Committee met twice. No director attended fewer than 75% of the total number of Directors' meetings and the meetings held by all Directors' committees on which such director served.

     The following table sets forth the total compensation received by each director from the Fund as of its most recent fiscal year end, as well as the total compensation received by each director from all eighteen mutual funds managed by IAI for the calendar year ended December 31, 1995. Neither Mr. Rahn nor Mr. Struthers received any compensation and they are not included in the table. No officer of a Fund received compensation from a Fund during its most recent fiscal year. No director receives pension or retirement benefits from any Fund.


                      Total Compensation      Total Compensation from
      Director          from the Fund             IAI Mutual Funds
--------------------------------------------------------------------------------
Madeline Betsch            $1,950                     $28,725
--------------------------------------------------------------------------------
W. Wm.  Hodgson            $1,950                     $28,725
--------------------------------------------------------------------------------
George R. Long             $1,550                     $27,725
--------------------------------------------------------------------------------
J. Peter Thompson          $1,950                     $28,725
--------------------------------------------------------------------------------
Charles H. Withers         $1,550                     $27,725
--------------------------------------------------------------------------------

     The vote of a majority of shares of the Corporation represented at the meeting, provided at least a quorum (50% of the outstanding shares), is represented in person or by proxy, is sufficient for the re-election of the Directors. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any nominees, you may do so by making an "X" in the box marked "FOR" and by striking a line through the nominee name on the Proxy, as further explained on the Proxy itself.

     All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

     The 1940 Act provides that every registered investment company shall be audited at least once a year by independent auditors selected by a majority of the disinterested directors. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection. The Directors, including the disinterested directors, have selected KPMG Peat Marwick LLP to be the independent auditors for the Corporation for their current fiscal years. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Corporation or in IAI, other than receipt of fees for services to the Corporation and IAI. KPMG Peat Marwick LLP has also served as the independent auditors for IAI. At the meeting, the shareholders of the Corporation will be asked to ratify the selection of KPMG Peat Marwick LLP as the Corporation's independent auditors. KPMG Peat Marwick LLP representatives will be present at the meeting and will have an opportunity to make a statement to the shareholders and to respond to questions.

     The vote of a majority of the shares of the Corporation represented at the meeting, provided at least a quorum (50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent auditors. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as each Corporation's independent auditors.

THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT AUDITORS. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE TO RATIFY THE SELECTION.

     If the Corporation's shareholders fail to ratify the selection, the Directors will promptly consider what action to take and could resubmit the selection for shareholder ratification.

 PROPOSAL 3: RATIFICATION OF THE FUND'S INVESTMENT ADVISORY AND ADMINISTRATIVE
                               SERVICES AGREEMENT

     BACKGROUND. Until December 28, 1995, IAI was, indirectly, a wholly-owned subsidiary of TSB Group plc ("TSB"), a diversified financial services concern headquartered in the United Kingdom. On December 28, 1995, TSB merged with Lloyds Bank Plc ("Lloyds"), another U.K.-based financial services concern, to form Lloyds TSB Group plc ("Lloyds TSB"). As a result of the merger, Lloyds became a wholly-owned subsidiary of TSB. The merger was accomplished by an arrangement in which the holders of ordinary voting shares of Lloyds received ordinary voting shares of TSB. At the close of the merger, former TSB shareholders held approximately 30% and former Lloyds shareholders held approximately 70% of Lloyds TSB's outstanding shares. No shareholder or, to the knowledge of Lloyds TSB, group of shareholders, owned 3% or more of the outstanding shares of Lloyds TSB upon consummation of the merger.

     IAI serves as the investment adviser, transfer agent and administrative and accounting services agent to the Fund pursuant to a written agreement dated August 18, 1993 (the "Agreement"). The Agreement provides for termination upon its "assignment" as that term is defined in the 1940 Act. The 1940 Act defines "assignment" as including "any direct or indirect transfer of a . . . controlling block of the [advisor's] outstanding voting securities by a security
holder of the [advisor]."   Control is further defined as "the power to exercise
a controlling influence over the management or policies of a company." Control is presumed for any person who directly or indirectly beneficially owns more than 25% of the voting securities of any company. Although the merger of TSB and Lloyds resulted in the transfer of in excess of 25% of the outstanding TSB shares, IAI has concluded that the merger did not cause such an assignment.
This conclusion is based primarily upon the facts that the merger did not result in a transfer of control by one shareholder to another person (and no one person may be viewed as receiving a controlling block of shares) and that the merger did not result in any actual change in control or change in the management, policies or operations of IAI.

     Nevertheless, IAI and the Board believe it is in the best interests of Fund shareholders to eliminate any possible uncertainty about the ongoing status of the Agreement. Accordingly, at a February 7, 1996, meeting IAI recommended and the Board directed that a proposal be submitted to Fund shareholders to ratify the Agreement for the period from the effective date of the merger, December 28, 1995, going forward. In agreeing with IAI's recommendation, the Board considered the facts that the Agreement was unchanged and that the investment management and operations of the Fund were also unchanged.

     DESCRIPTION OF AGREEMENT. The Agreement provides that IAI will furnish the Fund continuously with investment planning and advice with regard to the Fund's portfolio, prepare and make available to the Fund necessary research and statistical data in connection therewith, supervise the purchase and sale of specific investments by the Fund and perform such other services as are reasonably incidental to such duties. Additionally, IAI furnishes each Fund with office space and its employees serve as directors and officers of the Funds. Under the Agreement, IAI also serves as each Fund's administrative agent, dividend disbursing agent, transfer agent, redemption agent and accounting services agent. Accounting services include maintaining and keeping current required books and records, calculating the Fund's net asset value each business day and preparing and supplying the Fund with required daily and periodic reports. Transfer agency services include processing purchase orders, effective transfers of Fund shares, issuing replacement share certificates as applicable, maintaining the Fund's stock registry records and performing other duties usually and customarily performed by transfer agents. Other services performed by IAI include processing of redemption requests, processing dividends and distributions, preparation and mailing of tax information forms, and mailing of
semi-annual reports of the Fund.   The Agreement also provides that IAI shall
bear all of the Fund's expenses except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense and, if specifically approved by a majority of the Fund's disinterested directors, taxes and extraordinary expenses. Under the Agreement, the Fund has agreed to pay IAI an annual fee of .50% of its average daily net assets. For the last fiscal year, the Fund paid IAI ________________ pursuant to the Agreement.

     The Agreement continues in force from year to year only so long as such continuance is specifically approved at least annually by the Directors or by a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Agreement may be terminated without penalty by the Fund or IAI by giving 60 days' prior written notice to the other party and terminates automatically in the event of its "assignment" (as defined in the 1940 Act). The Agreement was last approved by the Fund's Board of Directors, including its disinterested directors, on November 8, 1995. The Agreement was last submitted for shareholder approval on ____________, for the purpose of obtaining initial shareholder approval. Please see the sections "Supplemental Information Regarding IAI" and Supplemental Information Regarding the Funds" below for further information.

     VOTING INFORMATION. Ratification of the Agreement requires the affirmative vote of holders of a majority of the outstanding shares of the Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of a Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF THE AGREEMENT. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE TO RATIFY THE AGREEMENT.

     If the Fund's shareholders fail to ratify the Agreement, the Directors will promptly consider what action to take and given IAI's conclusion on the assignment issue, may or may not resubmit such Agreement for shareholder ratification.

                     SUPPLEMENTAL INFORMATION REGARDING IAI

     IAI is an indirect wholly owned subsidiary of Hill Samuel Group BV ("Hill Samuel"), an international merchant banking and financial services firm headquartered in London, England. Hill Samuel's principal offices are at 100 Wood Street, London, ECS P2AJ, UK. Hill Samuel, in turn, is owned by Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. The principal offices of Lloyds TSB are at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL, UK. Set forth below is the name and principal occupation of the principal executive officer and each director of IAI.

--------------------------------------------------------------------------------
NAME                            POSITION WITH IAI           OTHER PRINCIPAL
                                                              OCCUPATIONS
--------------------------------------------------------------------------------
Charles P. Barrington        Director                  Managing Director of
100 Wood Street,                                       Hill Samuel Bank
London, EC2P 2AJ
--------------------------------------------------------------------------------
Hugh R. Freedberg            Chairman of the Board     Chief Executive of Hill
100 Wood Street,                                       Samuel Bank
London, EC2P 2AJ
--------------------------------------------------------------------------------
Larry R. Hill                Director, Executive       None
                             Vice President
--------------------------------------------------------------------------------
Irving P. Knelman            Director, Executive       None
                             Vice President
--------------------------------------------------------------------------------
Andrew Scott Plummer         Director                  Legal Adviser to Lloyds
60 Lombard Street,                                     TSB Group plc
London, EC3V 9DN
--------------------------------------------------------------------------------
Noel P. Rahn                 Director, Chief           None
                             Executive Officer
--------------------------------------------------------------------------------
Eric St. C. Stobart          Director                  Director of Hill Samuel
100 Wood Street,                                       Bank
London, EC2P 2AJ
--------------------------------------------------------------------------------
Richard E. Struthers         Director, Executive       None
                             Vice President
--------------------------------------------------------------------------------

The business address of Messrs. Rahn, Hill, Knelman and Struthers is the same as that of IAI.

                  SUPPLEMENTAL INFORMATION REGARDING THE FUNDS

     The following is a list of each officer or director of the Fund who is also an officer, employee or director of IAI.

--------------------------------------------------------------------------------
NAME                         AGE   POSITION WITH FUND       POSITION WITH IAI
--------------------------------------------------------------------------------
Archie C. Black III           33  Treasurer              Senior Vice President,
                                                         Chief Financial Officer
--------------------------------------------------------------------------------
Christine A. Duval            26  Assistant Secretary    Transfer Agency Manager
--------------------------------------------------------------------------------
Kirk L. Gove                  33  Vice President,        Vice President
                                  Marketing
--------------------------------------------------------------------------------
Susan J. Haedt                33  Vice President and     Vice President,
                                  Director of            Director of Fund
                                  Operations             Operations
--------------------------------------------------------------------------------
Larry R. Hill                 43  Vice President,        Executive Vice
                                  Investments            President, Director,
                                                         Chief Fixed Income
                                                         Officer
--------------------------------------------------------------------------------
William C. Joas               33  Secretary              Vice President,
                                                         Associate Counsel
--------------------------------------------------------------------------------
Timothy A. Palmer             33  Vice President,        Senior Vice President,
                                  Investments            Fixed Income Portfolio
                                                         Manager
--------------------------------------------------------------------------------
Noel P. Rahn                  57  Chairman of the Board  IAI: Chief Executive
                                                         Officer, Director
--------------------------------------------------------------------------------
Michelle R. Regnier           28  Assistant Secretary    Blue Sky Administrator
--------------------------------------------------------------------------------
Mark L. Simenstad             37  Vice President,        Vice President, Fixed
                                  Investments            Income Portfolio
                                                         Manager
--------------------------------------------------------------------------------
Richard E. Struthers          43  President              Executive Vice
                                                         President, Director
--------------------------------------------------------------------------------

     No officer or director of the Fund owns any securities of IAI. No officer or director of the Fund owns any securities of or has any other material direct or indirect interest in IAI or any person controlling, controlled by or under common control with IAI. None of the executive officers or directors has family relationships with other executive officers or directors.

     The table below sets forth certain information as of February 7, 1996, concerning other mutual funds for which IAI serves as investment adviser and manager that have investment objectives similar to the Fund and describes the rate of compensation such funds pay IAI.

-------------------------------------------------------------------------------
                                                          Annual Fee
Name of Investment Company    Size of Fund as of  (based on average daily net
     and/or Portfolio         February 7, 1996              assets)
----------------------------  ------------------  -----------------------------
IAI Investment Funds I, Inc.                                 .55%
 IAI Bond Fund
-------------------------------------------------------------------------------

                                 OTHER MATTERS

     The Fund's Board of Directors knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                  SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to William C. Joas, 3700 First Bank Place, P.O. Box 357, Minneapolis, MN 5544-0357.

    NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Investment Advisers, Inc., P.O. Box 357, Minneapolis, MN 55440-0357, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Dated: February 20, 1996
                                         William C. Joas
                                         Secretary

                               [PRELIMINARY COPY]

                                     PROXY

                          IAI INSTITUTIONAL BOND FUND
                   (A SERIES OF IAI INVESTMENT FUNDS I, INC.)
                      3700 FIRST BANK PLACE, P.O. BOX 357
                       MINNEAPOLIS, MINNESOTA 55440-0357
                         (612) 376-2700; (800) 945-3863

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IAI INVESTMENT FUNDS I, INC. (THE "CORPORATION").

     The undersigned hereby appoints Richard E. Struthers, Susan J. Haedt and William C. Joas, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the common stock of IAI Institutional Bond Fund (the "Fund"), held of record by the undersigned on February 7, 1996, at a special meeting of the Fund's shareholders to be held on Thursday, March 21, 1996, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   RE-ELECTION OF DIRECTORS.

     [_]  FOR all nominees (except as marked to the contrary below).

     [_]  WITHHOLD AUTHORITY to vote for nominees listed below.

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES, BUT NOT ALL OF THE NOMINEES, STRIKE A LINE THROUGH THE APPROPRIATE NAME LISTED BELOW AND PLACE AN "X" IN THE BOX MARKED "FOR" ABOVE).

     Nominees: Madeline Betsch      Richard E. Struthers   George R. Long
               Charles H. Withers   W. William Hodgson     J. Peter Thompson
               Noel P. Rahn

2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP as the independent auditors for the Corporation for its current fiscal year.

     [_] FOR          [_] AGAINST           [_] ABSTAIN

3. PROPOSAL TO RATIFY THE FUND'S ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT with Investment Advisers, Inc.

     [_] FOR          [_] AGAINST           [_] ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS. RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _____________________, 1996



                                   _____________________________________________
                                   Signature


[SHAREHOLDER INFORMATION]

                                   _____________________________________________
                                   Signature if held jointly



  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.